UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 3, 2005 (March 1, 2005)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of KPMG LLP
Ex-99.1 Independent Auditors' Report and Combined Statements of Revenue
Ex-99.2 Independent Auditors' Report and Combined Statements of Revenue
Ex-99.3 Independent Auditors' Report and Statement of Revenue
Ex-99.4 Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company

Explanatory Note: On June 13, 2005, Windrose Medical Properties Trust (the “Company”) filed a Current Report on Form 8-K (the “Prior Form 8-K”) and disclosed the completion of the acquisition of the Lakewood Medical Pavilion, Los Gatos Medical Pavilion and Palm Court Plaza and Professional Center properties. The Company disclosed under Item 9.01(a) and Item 9.01(b) of the Prior Form 8-K that it would file by amendment the audited financial statements and the unaudited pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. The Company is filing this Current Report on Form 8-K/A to provide this information. In addition, pursuant to the requirements of the Securities Act of 1933, as amended, the Company is filing with this Current Report on Form 8-K/A the audited financial statements and the unaudited pro forma financial information required by Rule 3-14 of Regulation S-X and Article 11 of Regulation S-X with respect to the properties referred to in Item 8.01 below, expect where indicated.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     In connection with the Company’s acquisition of Lakewood Medical Pavilion, Los Gatos Medical Pavilion and Palm Court Plaza and Professional Center (the “Group A Properties”), the information provided under Item 2.01 of the Prior Form 8-K is incorporated by reference herein.
Item 8.01. Other Events.
     For the reasons described above in the Explanatory Note, the Company is required to file audited financial statements and unaudited pro forma financial information for the acquisition of certain properties that it has acquired between March 1, 2005 and July 14, 2005, as described below.
•	Johns Creek I, II and III (the “Johns Creek Properties”). Between March 1, 2005 and May 2, 2005, the Company acquired three medical office properties located in Suwanee, Georgia for approximately $33.3 million, of which approximately $29.7 million was paid in cash and $3.6 million was assumed debt. Johns Creek I consists of three medical office buildings and contains approximately 27,000 rentable square feet. Johns Creek II consists of three medical office buildings and contains approximately 24,900 rentable square feet. Johns Creek III consists of two medical office buildings and contains approximately 20,500 rentable square feet. The Johns Creek Properties are currently 100% occupied.

•	Union City MOB and Union City Surgery Center (“Union City MOB”). On July 14, 2005, the Company, through the Operating Partnership, acquired Union City MOB located in Union City, Tennessee for approximately $11.4 million in cash. Union City MOB consists of a two-story medical office building and a one-story surgery center and contains approximately 47,600 rentable square feet. Union City MOB is currently 100% occupied.

•	Fox Valley MOB and Yorkville MOB. On June 24, 2005, the Company, through the Operating Partnership, acquired Fox Valley MOB located in Aurora, Illinois for approximately $4.1 million and Yorkville MOB located in Yorkville, Illinois for approximately $2.7 million. Fox Valley MOB is a two-story medical office building and contains approximately 20,200 rentable square feet. Fox Valley MOB is currently 100% occupied. Yorkville MOB is a two-story medical office building and contains approximately 19,900 rentable square feet. Yorkville MOB is currently 100% occupied. The Company is not required to file audited financial statements pursuant to Rule 3-14 of Regulation S-X for Fox Valley MOB or Yorkville MOB.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Attached as Exhibit 99.1 to this Current Report on Form 8-K/A are the Independent Auditors’ Report and the Combined Statements of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Group A Properties.
     Attached as Exhibit 99.2 to this Current Report on Form 8-K/A are the Independent Auditors’ Report and the Combined Statements of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Johns Creek Properties.
     Attached as Exhibit 99.3 to this Current Report on Form 8-K/A are the Independent Auditors’ Report and the Statement of Revenue in Excess of Certain Expenses for the three months ended

March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Union City MOB.
     (b) Pro Forma Financial Information.
     Attached as Exhibit 99.4 to this Current Report on Form 8-K/A are the following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company:
•	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005;

•	Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2005;

•	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004;

•	Notes to the Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma financial information reflects the Company’s acquisition of the Group A Properties, Johns Creek Properties, Union City MOB, Fox Valley MOB and Yorkville MOB.
     (c) Exhibits.

23.1	-	Consent of KPMG LLP

99.1	-	Independent Auditors’ Report and Combined Statements of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Group A Properties

99.2	-	Independent Auditors’ Report and Combined Statements of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Johns Creek Properties

99.3	-	Independent Auditors’ Report and Statement of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Union City MOB

99.4	-	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST (Registrant)
Date: August 3, 2005	By:	/s/ Frederick L. Farrar
Frederick L. Farrar
President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number		Description of Exhibit
23.1	-	Consent of KPMG LLP

99.1	-	Independent Auditors’ Report and Combined Statements of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Group A Properties

99.2	-	Independent Auditors’ Report and Combined Statements of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Johns Creek Properties

99.3	-	Independent Auditors’ Report and Statement of Revenue in Excess of Certain Expenses for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 (audited) for the Union City MOB

99.4	-	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company